SUPPLEMENT DATED SEPTEMBER 13, 2004 TO THE
                           TRAVELERS PORTFOLIO ARCHITECT XTRA ANNUITY PROSPECTUS
                                                               DATED MAY 3, 2004
                                                  (SUPPLEMENTED AUGUST 10, 2004)

Under the section of the prospectus entitled "Access To Your Money," the following information replaces the sub-section entitled "Guaranteed Minimum Withdrawal Benefit ("GMWB" or "Principal Guarantee"). Please retain this supplement and keep it with the prospectus for future reference.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees return of your remaining benefit base ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below, regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You may elect the benefit at the time you purchase your Contract or, as of September 13, 2004, you may elect to add the benefit to your Contract at any time after your Contract Date. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner. We reserve the right to not offer the benefit in the future.

If you elect the benefit at the time you purchase your Contract, your initial Purchase Payment is used to determine your initial RBB. If you elect to add the benefit to your Contract after your Contract Date, your Contract Value on the date you elect the benefit, less any Purchase Payment Credits received within the twelve months prior to the date you elect the benefit, is used to determine your initial RBB. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after the effective date of your GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after the effective date of your GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments, take withdrawals from your Contract, or reset your RBB as described below.

If you make subsequent Purchase Payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent Purchase Payment plus the subsequent Purchase Payment. Purchase Payment Credits received within 12 months prior to the date you elect the benefit, although included in your Contract Value, are not included in your RBB unless you reset your RBB 12 months after the receipt of the Purchase Payment Credit. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent Purchase Payment, plus either 5% or 10% of the subsequent Purchase Payment, depending on when you have taken your first withdrawal.

If you elect the benefit at the time you purchase your Contract, aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

If you elect to add the benefit to your Contract after your Contract Date, the Contract Value on the GMWB effective date, less any Purchase Payment Credits received within the twelve months prior to the date you elect the benefit, plus any subsequent Purchase Payments made after you elect the benefit over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the Contract Value on the GMWB effective date, less any Purchase Payment Credits received within the twelve months prior to the date you elect the benefit, and/or reset plus subsequent cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments if the subsequent Purchase Payments would cause the RBB to be greater than the maximum RBB. We reserve the right to restrict the maximum RBB on resets if the Contract Value, less any Purchase Payment Credits received within the twelve months prior to the date you elect the benefit, on the date of the reset would cause the RBB to be greater than the maximum RBB. Contract Value, less any Purchase Payment Credits received within the twelve months prior to the date you elect the benefit, plus subsequent Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary (or for Contract Owners who elect GMWB after the Contract Date, the "GMWB election anniversary"), including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary (or GMWB election anniversary), including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal minus any Purchase Payment Credits applied within 12 months of the withdrawal.

For example, assume your initial Purchase Payment is $100,000 (or for Contract Owners who elect GMWB after the Contract Date, your Contract Value on the GMWB effective date is $100,000 less any Purchase Payment Credits received within the twelve months prior to the date you elect the benefit), your age is less than 70, and a withdrawal of $10,000 is taken in Contract year two (or GMWB election year two):

----------------------------------------------------------------------------------------------------------------------
                                ASSUMES 15% GAIN ON INVESTMENT                 ASSUMES 15% LOSS ON INVESTMENT
----------------------------------------------------------------------------------------------------------------------
                           CONTRACT                                      CONTRACT
                            VALUE            RBB           AWB (5%)       VALUE            RBB           AWB (5%)
----------------------------------------------------------------------------------------------------------------------
VALUES AS OF
----------------------------------------------------------------------------------------------------------------------
CONTRACT DATE (OR
GMWB EFFECTIVE DATE)       $105,000        $100,000         $5,000        $105,000       $100,000         $5,000
----------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR TO
WITHDRAWAL, CONTRACT
YEAR (OR GMWB
ELECTION YEAR) TWO         $120,750        $100,000         $5,000         $89,250       $100,000         $5,000
----------------------------------------------------------------------------------------------------------------------
                                           $91,718          $4,586                        $88,796         $4,440
                           $110,750                                        $79,250
IMMEDIATELY AFTER                         [100,000 -       [5,000 -                     [100,000 -       [5,000 -
WITHDRAWAL, CONTRACT                       (100,000         (5,000                       (100,000         (5,000
YEAR (OR GMWB                             x 10,000/       x 10,000/                     x 10,000/        x 10,000/
ELECTION YEAR) TWO                         120,750)]       120,750)]                     89,250)]         89,250)]
----------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)                 $10,000          $8,282           $414          $10,000        $11,204          $560
----------------------------------------------------------------------------------------------------------------------

You may choose to reset your RBB to equal your current Contract Value minus any Purchase Payment Credits received 12 months prior to the reset date any time on or after the 5th Contract Date anniversary if you elect the benefit at the time you purchase your Contract (or on or after the 5th GMWB election anniversary). Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your 3rd Contract Date anniversary (or your 3rd GMWB election anniversary), your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your 3rd Contract Year (or after your 3rd GMWB election anniversary), your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a Contract anniversary (or GMWB election anniversary).

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

L-24407                                                       September 13, 2004